UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported) April 30, 2019
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road; Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (919) 716-7000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Class A Common Stock (Nasdaq: FCNCA)
Class B Common Stock (OTC: FCNCB)

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of shareholders of First Citizens BancShares, Inc. ("BancShares") was held on April 30, 2019. At the meeting, BancShares' shareholders voted on:

•	the election of 11 directors for terms of one year each;

•	a non-binding advisory “say-on-pay” proposal to approve compensation paid or provided to BancShares’ named executive officers as disclosed in the proxy statement for the Annual Meeting; and

•	a proposal to ratify the appointment of Dixon Hughes Goodman LLP as BancShares’ independent public accountants for 2019.

The following tables reflect the final results of the voting at the Annual Meeting.

ELECTION OF DIRECTORS
Name of Nominee	Votes Cast "For"	Votes "Withheld"	Broker Non-votes
John M. Alexander, Jr.	22,710,949	164,229	2,196,892
Victor E. Bell III	22,298,300	576,878	2,196,892
Peter M. Bristow	22,592,959	282,219	2,196,892
Hope H. Bryant	22,591,348	283,830	2,196,892
H. Lee Durham, Jr.	22,301,793	573,385	2,196,892
Daniel L. Heavner	22,715,503	159,675	2,196,892
Frank B. Holding, Jr.	22,623,293	251,885	2,196,892
Robert R. Hoppe	22,749,926	125,252	2,196,892
Floyd L. Keels	22,716,317	158,861	2,196,892
Robert E. Mason IV	22,329,985	545,193	2,196,892
Robert T. Newcomb	22,074,322	800,856	2,196,892

"SAY-ON-PAY" PROPOSAL
Description of Matter Voted On	Votes Cast "For"	Votes Cast "Against"	Abstained	Broker Non-votes
Proposal to approve a non-binding, advisory resolution to approve compensation paid or provided to named executive officers as disclosed in the 2019 Annual Meeting proxy statement	22,533,862	204,159	137,157	2,196,892

APPOINTMENT OF INDEPENDENT ACCOUNTANTS
Description of Matter Voted On	Votes Cast "For"	Votes Cast "Against"	Abstained	Broker Non-votes
Proposal to ratify the appointment of independent accountants for 2019	24,851,254	207,667	13,139	-0-

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CITIZENS BANCSHARES, INC.
(Registrant)

Date:	May 1, 2019	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer